Exhibit 31.1

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Sass Peress, Chief Executive Officer of ICP Solar Technologies Inc., certify that:

1. I have reviewed this annual report on Form 10-KSB/A of ICP Solar Technologies Inc.; and

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report. Date: September 15, 2008

/s/ Sass Peress
Sass Peress
Chief Executive Officer